UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410)770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

Talen Joint Venture

On August 26, 2022, TeraWulf (Thales) LLC (“TeraWulf Member”) entered into an amended and restated limited liability company agreement (the “A&R Talen Joint Venture Agreement”) with Cumulus Coin LLC (“Cumulus Member” and, together with TeraWulf Member, each a “Member” and collectively the “Members”), an affiliate of Talen Energy Corporation, pursuant to which the parties agreed to modify their existing arrangement regarding the operation of Nautilus Cryptomine LLC (“Nautilus”) and the Nautilus Cryptomine facility. Pursuant to the A&R Talen Joint Venture Agreement, TeraWulf Member will contribute 20,000 miners to Nautilus and Cumulus Member will contribute 40,000 miners to Nautilus. Cumulus Member will receive credit for 2,500 miners previously delivered to TeraWulf Member toward its miner contribution obligation.

Under the A&R Talen Joint Venture Agreement, TeraWulf Member will hold a 33.33% equity interest in Nautilus and Cumulus Member will hold a 66.67% equity interest in Nautilus, each subject to adjustment based on relative capital contributions. The Members agreed that TeraWulf Member will contribute $17.1 million and Cumulus Member will contribute $57.1 million in cash to Nautilus, in each case by November 11, 2022. Until satisfaction of each Member’s cash and miner contribution obligations, monthly bitcoin distributions will be made in accordance with each Member’s respective hash rate contributions. Thereafter, distributions will be made monthly in bitcoin pro rata in accordance with each Member’s ownership interest in Nautilus.

Assuming certain conditions are met, Nautilus will be governed by a board of managers comprised of two managers appointed by TeraWulf Member and four managers appointed by Cumulus Member. If the conditions are not met by October 31, 2022, then the A&R Talen Joint Venture Agreement will terminate and be of no force and effect, and the existing arrangements regarding the operation of Nautilus will be restored, with TeraWulf Member and Cumulus Member holding percentage ownership interests based on capital contributions as of the date of such termination.

Under the A&R Talen Joint Venture Agreement, the board of managers generally acts upon a majority vote at a duly called meeting at which at least one manager appointed by TeraWulf Member is present, except that, for certain specified matters (“Special Consent Matters”), the board of managers acts upon a unanimous vote, subject to deadlock procedures. The number and type of Special Consent Matters have been reduced, and such matters now exclude, among others, approval of the annual budget and approval of fundamental corporate transactions. Any Member owning less than 20% of Nautilus has no right to vote on Special Consent Matters. Generally, neither TeraWulf Member nor Cumulus Member may directly transfer any of its interests in Nautilus to any third parties without the majority consent of the board of managers, except that TeraWulf Member is entitled to transfer its interests in Nautilus if certain conditions are met.

Pursuant to the terms of the A&R Talen Joint Venture Agreement, the Nautilus Cryptomine facility will initially require 200 MW of electric capacity, and the Members may elect to expand the energy requirement by up to 100 MW prior to May 13, 2024, for a total capacity of 300 MW. Each Member will have the right to elect up to an incremental 50 MW of expansion capacity beyond the initial 200 MW. Upon such election, Nautilus will call additional capital for expansion and enter into an additional energy supply agreement with Cumulus Member or its affiliate for the additional capacity, subject to any regulatory approvals and third-party consents.

On August 26, 2022, Nautilus and Beowulf Electricity & Data Inc. (“Beowulf E&D”), an affiliate of TeraWulf Member, entered into the amended and restated facility operations agreement with an early termination right for Nautilus, pursuant to which Beowulf E&D provides, or arranges for the provision to Nautilus of, certain infrastructure, construction, operations and maintenance and administrative services necessary to build out and operate the Nautilus Cryptomine facility and support Nautilus’s ongoing business at the Nautilus Cryptomine facility.

On August 26, 2022, Nautilus and Cumulus Digital, LLC (“Talen Energy Supply”) entered into the amended and restated corporate services agreement with an early termination right for Nautilus, pursuant to which Talen Energy Supply provides certain corporate and administrative services to Nautilus, including corporate-level management and support services such as accounting and financial reporting, development planning, real estate, information technology, financial planning and analysis, banking, treasury, regulatory, legal, supply chain and secretarial and administrative functions.

Second Amendment to Loan Agreement

On August 26, 2022, TeraWulf Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to its Loan, Guaranty and Security Agreement, Consent and Amendment to First Amendment, dated as of July 1, 2022, (the “Loan Agreement”), by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

The Second Amendment provides that the Company may not own less than 25% of the aggregate equity interests of Nautilus and makes certain other conforming changes.

The descriptions of the provisions of the Second Amendment are qualified in their entirety by reference to the full and complete terms of the Second Amendment which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events.

Simultaneously with the A&R Talen Joint Venture Agreement, the Company has reached a commercial understanding with Bitmain Technologies Limited (“Bitmain”) whereby TeraWulf Member’s previous payments are expected to be utilized for future antminer shipments comprised of Bitmain S19 XP and S19j Pro miners. The Company currently anticipates minimal additional cash payments to complete its miner purchases for the Nautilus Cryptomine facility.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

.1
Exhibit Number	Description
1.1

Second Amendment to Loan, Guaranty and Security Agreement, dated as of August 26, 2022, by and among TeraWulf Inc., certain subsidiaries party thereto, the lenders from time to time party thereto and Wilmington Trust, National Association.

99.1	Press Release, dated August 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer

Dated: August 29, 2022

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